                                                               Exhibit 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 21, 1998 included in Riggs National Corporation's (the "Corporation") Form 10-K filed March 20, 1998, into the Corporation's previously filed registration statements, as follows:

         Form                       Registration Statement Number
         ----                       -----------------------------

         S-3                        333-26447, 333-26447-01
         S-3                        333-21297, 333-21297-01
         S-8                        333-14609
         S-8                        33-56485
         S-8                        33-52451
         S-3                        33-51567
         S-3                        33-50775
         S-3                        33-28860





/s/ ARTHUR ANDERSEN LLP

Washington, D.C.
March 31, 1998